Supplement dated February 8, 2019
to the Prospectus and Summary Prospectus of the following fund:
Fund	Prospectus and Summary Prospectus Dated
Columbia Funds Series Trust II
Columbia Income Opportunities Fund	12/1/2018
Effective immediately, the portfolio manager information under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following:

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Lavin, CFA	Senior Portfolio Manager and Head of U.S. High Yield, Co-Head Global High Yield	Lead Portfolio Manager	2003
Daniel J. DeYoung	Portfolio Manager	Portfolio Manager	February 2019
The rest of the section remains the same.
Effective immediately, the portfolio manager information under the caption “Primary Service Providers - Portfolio Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following:
Portfolio Managers
Information about the portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers, and ownership by the portfolio managers of Fund shares.

Portfolio Manager	Title	Role with Fund	Managed Fund Since
Brian Lavin, CFA	Senior Portfolio Manager and Head of U.S. High Yield, Co-Head Global High Yield	Lead Portfolio Manager	2003
Daniel J. DeYoung	Portfolio Manager	Portfolio Manager	February 2019
Mr. Lavin joined the Investment Manager in 1994. Mr. Lavin began his investment career in 1986 and earned an M.B.A. from the University of Wisconsin – Milwaukee.
Mr. DeYoung joined the Investment Manager in 2013. Mr. DeYoung began his investment career in 2005 and earned a B.S. from the University of Minnesota Carlson School of Management.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP164_07_001_(02/19)